                                                                     EXHIBIT 8.1

     Set forth below is a listing of CNH's directly and indirectly owned (10% or greater) subsidiaries and affiliates as of December 31, 2001:

                               MAJORITY OWNERSHIP

                                                                                OWNERSHIP
COMPANY NAME                                                      COUNTRY       PERCENTAGE
------------                                                  ---------------   ----------
Austoft Holdings Limited....................................  Australia            100
Austoft Inc. ...............................................  USA                  100
Austoft Industries Limited..................................  Australia            100
Banco CNH Capital Brazil S.A. ..............................  Brazil               100
Bizon-Ukrania S.P. .........................................  Ukraine               51
BLI Group, Inc. ............................................  USA                  100
BLI Sales, Inc. ............................................  Barbados             100
Blue Leaf I.P., Inc. .......................................  USA                  100
Brascor S.A. Industria e Comercio...........................  Brazil                90
C.W., Inc. .................................................  USA                  100
Case (Barbados) FSC, Ltd. ..................................  Barbados             100
Case Belgium N.V. ..........................................  Belgium              100
Case Bodenverdichtungsgerate Verwatungs GmbH................  Germany              100
Case bor-mor Holdings, Inc. ................................  USA                  100
Case Brasil & Cia...........................................  Brazil               100
Case Brazil Holdings, Inc. .................................  USA                  100
Case Canada Corporation.....................................  Canada               100
Case Canada Investments, Ltd. ..............................  Canada               100
Case Canada Receivables, Inc. ..............................  Canada               100
Case Corporation............................................  USA                  100
Case Corporation Pty Ltd. ..................................  Australia            100
Case Credit Australia Investments Pty Ltd. .................  Australia            100
Case Credit Australia Pty Ltd. .............................  Australia            100
Case Credit Corporation.....................................  USA                  100
Case Credit Global Investments Ltd. ........................  Bermuda              100
Case Credit Holdings Limited................................  USA                  100
Case Credit Limited.........................................  United Kingdom       100
Case Credit Ltd. ...........................................  Canada               100
Case Credit Wholesale Pty Ltd. .............................  Australia            100
Case Credits Limited........................................  United Kingdom       100
Case Equipment Holdings Limited.............................  USA                  100
Case Equipment International Corporation....................  USA                  100
Case Europe S.A.R.L. .......................................  France               100
Case France S.A. ...........................................  France               100
Case Germany GmbH...........................................  Germany              100
Case Harvesting Systems, GmbH...............................  Germany              100
Case India Limited..........................................  USA                  100
Case India USLT Limited.....................................  USA                  100
Case International Limited..................................  United Kingdom       100
Case International Marketing, Inc. .........................  USA                  100
Case International United Kingdom Limited...................  United Kingdom       100
Case LBX Holdings, Inc. ....................................  USA                  100
Case Machinery (Shanghai) Co., Ltd. ........................  China                100

                                                                                OWNERSHIP
COMPANY NAME                                                      COUNTRY       PERCENTAGE
------------                                                  ---------------   ----------
Case Mauritius US Limited...................................  Mauritius            100
Case Melbourne Pty Ltd.*....................................  Australia            100
Case Mexico S.A. ...........................................  Mexico               100
Case New Holland Inc. ......................................  USA                  100
Case New Holland Italia S.p.A. .............................  Italy                100
Case Poclain GmbH...........................................  Germany              100
Case Poclain Ltd............................................  United Kingdom       100
Case Sprayers Limited.......................................  United Kingdom       100
Case United Kingdom Limited.................................  United Kingdom       100
Case Wholesale Receivables, Inc. ...........................  USA                  100
CNH Argentina S.A. .........................................  Argentina            100
CNH Australia Pty Ltd. .....................................  Australia            100
CNH Capital U.K. Ltd. ......................................  United Kingdom       100
CNH Capital Benelux.........................................  Belgium              100
CNH Capital Corporation.....................................  USA                  100
CNH Capital Insurance Agency Inc. ..........................  USA                  100
CNH Capital PLC.............................................  Ireland              100
CNH Capital Receivables Inc. ...............................  USA                  100
CNH Capital (Europe) PLC....................................  Ireland              100
CNH Deutschland GmbH........................................  Germany              100
CNH Engine Corporation......................................  USA                  100
CNH France S.A.S. ..........................................  France               100
CNH Information Technology Company LLC......................  USA                  100
CNH International S.A. .....................................  Luxembourg           100
CNH Latino Americana Ltda. .................................  Brazil               100
CNH Maquinaria Spain S.A. ..................................  Spain                100
CNH Osterreich..............................................  Austria              100
CNH Receivables Inc. .......................................  USA                  100
CNH Trade N.V. .............................................  The Netherlands      100
Concord, Inc. ..............................................  USA                  100
David Brown Tractors (Belfast) Ltd. ........................  United Kingdom       100
David Brown Tractors (Ireland) Ltd. ........................  Ireland              100
David Brown Tractors (Retail) Ltd.*.........................  United Kingdom       100
David Brown Tractors Limited*...............................  United Kingdom       100
Fermec North America, Inc. .................................  USA                  100
Fiat Hitachi Excavators Belgium SA..........................  Belgium              100
Fiat Hitachi Excavators Deutschland GmbH....................  Germany               70
Fiat Hitachi Excavators France S.A. ........................  France                57
Fiat Hitachi Excavators S.p.A. .............................  Italy                 57
Fiatallis North America, Inc. ..............................  USA                  100
Flexi-Coil (Australia) Pty Ltd.*............................  Australia            100
Flexi-Coil (Netherlands) Holding B.V. ......................  The Netherlands      100
Flexi-Coil (U.K.) Ltd. .....................................  United Kingdom       100
Flexi-Coil Inc. ............................................  USA                  100
Flexi-Coil Ltd. ............................................  Canada               100
GalwaKor Sp.Zo.o Plock......................................  Poland               100
Grundstuckeverwaltungegesettschaft Stahlhauser
  Liegenschaften GmbH
  & Co. KG..................................................  Germany              100
Harbin New Holland Beidahuang Tractors Ltd. ................  China                 70
HFI Holdings, Inc. .........................................  USA                  100

                                                                                OWNERSHIP
COMPANY NAME                                                      COUNTRY       PERCENTAGE
------------                                                  ---------------   ----------
International Harvester Co. of Great Britain Limited*.......  United Kingdom       100
International Harvester Company.............................  USA                  100
J.I. Case Argentina, S.A. ..................................  Argentina            100
J.I. Case Company Ltd. .....................................  United Kingdom       100
J.I. Case International, S.A. ..............................  Venezuela            100
JV UzCaseMash LLC...........................................  Uzbekistan            60
JV UzCaseService LLC........................................  Uzbekistan            51
JV UzCaseTractor LLC........................................  Uzbekistan            51
Kestrin Pty Ltd. ...........................................  Australia            100
Kobelco Construction Machinery America LLC..................  USA                   65
Lake Hull Pty Ltd. .........................................  Australia            100
MBA AG, Baumaschinen........................................  Switzerland          100
New Holland Belgium N.V. ...................................  Belgium              100
New Holland Bizon Sp.Zo.o...................................  Poland               100
New Holland (Canada) Credit Company Ltd. ...................  Canada               100
New Holland (Canada) Credit Holding Ltd. ...................  Canada               100
New Holland Investments Canada Ltd. ........................  Canada               100
New Holland Canada Ltd......................................  Canada               100
New Holland Credit Australia Pty Limited....................  Australia            100
New Holland Credit Company, LLC.............................  USA                  100
New Holland Danmark A/S.....................................  Denmark              100
New Holland Excavator Holdings LLC..........................  USA                  100
New Holland Financial Services A/S..........................  Denmark              100
New Holland Financial Services Ltd. ........................  United Kingdom       100
New Holland Financial Services S.A. ........................  France               100
New Holland Financial Services S.R.L. ......................  Italy                100
New Holland Holding Limited.................................  United Kingdom       100
New Holland Holdings (Argentina) S.A. ......................  Argentina            100
New Holland Holdings Limited................................  Australia            100
New Holland Limited.........................................  United Kingdom       100
New Holland Logistics S.p.A. ...............................  Italy                100
New Holland Mauritius (Private) Ltd. .......................  Mauritius            100
New Holland North America, Inc. ............................  USA                  100
New Holland Portugal -- Comercio de Tractores e
  Maquinas Agricolas, Limitada..............................  Portugal             100
New Holland Receivables Corporation.........................  USA                  100
New Holland Retail Receivables Corporation I................  USA                  100
New Holland Retail Receivables Corporation II...............  USA                  100
New Holland Superannuation Pty Ltd. ........................  Australia            100
New Holland Tractor Limited N.V. ...........................  Belgium              100
New Holland Tractors (India) Private Ltd. ..................  India                100
New Holland U.K. Limited....................................  United Kingdom       100
O&K Hilfe GmbH..............................................  Germany              100
O&K Norge A/S*..............................................  Norway                99
O&K Orenstein & Koppel AG...................................  Germany               95
O&K Orenstein & Koppel Ges.m.b.H............................  Austria              100
O&K Orenstein & Koppel S.A. ................................  France               100
O&K Orenstein & Koppel S.A. ................................  Spain                100
Olaf Poulsen A/S*...........................................  Denmark               99
Poclain do Brasil S.A.*.....................................  Brazil               100

                                                                                OWNERSHIP
COMPANY NAME                                                      COUNTRY       PERCENTAGE
------------                                                  ---------------   ----------
Poclain Limited.............................................  United Kingdom       100
PPM do Brazil Ltda.*........................................  Brazil               100
Pryor Foundry, Inc. ........................................  USA                  100
Receivables Credit Corporation..............................  Canada               100
Receivables Credit II Corporation...........................  Canada               100
Receivables Credit III Corporation..........................  Canada               100
ResCase Mash................................................  Russia                51
Servicios Case Mexicana, S.A. de C.V. ......................  Mexico               100
Shanghai New Holland Agricultural Machinery Corporation
  Limited...................................................  China                 60
Steiger International, Ltd. ................................  Guam                 100
Tiede Landtechnik GmbH......................................  Germany              100
Tractorwork, Limited*.......................................  United Kingdom       100
UzCaseagroleasing...........................................  Uzbekistan            51
Versatile Credit Pty. Ltd.* ................................  Australia            100
Versatile Farm Equipment Pty. Ltd*..........................  Australia            100

                               MINORITY OWNERSHIP

                                                                                OWNERSHIP
COMPANY NAME                                                      COUNTRY       PERCENTAGE
------------                                                  ---------------   ----------
Ag-Chem/New Holland, LLC....................................  USA                   50
Al-Ghazi Tractors Ltd. .....................................  Pakistan              43
Brahma Steyr Tractors Limited...............................  India                 36
Case Credit UK Ltd. ........................................  United Kingdom        50
Case Leasing GmbH...........................................  Germany               50
CNH Capital Europe S.A.S. ..................................  France                50
Consolidated Diesel Company.................................  USA                   50
Consolidated Diesel, Inc. ..................................  USA                   50
Consolidated Diesel of North Carolina, Inc. ................  USA                   50
Corporation for the Romanian Agricultural Project SRC.......  Romania               10
Consorzio Cofhirete.........................................  Italy                 27
Employers' Health Initiatives, LLC..........................  USA                   50
European Engine Alliance EEIG...............................  United Kingdom        33
European Engine Alliance Srl................................  Italy                 33
GQM Products LLC............................................  USA                   50
L&T-Case Equipment Limited..................................  India                 50
LBX Company LLC.............................................  USA                   50
Lublesha Fabryka Maszyn Rolniczysh..........................  Poland                18
Megavolt, L.P. .............................................  USA                   40
New Holland de Mexico, S.A. de C.V. ........................  Mexico                50
New Holland Finance Ltd. ...................................  United Kingdom        49
New Holland HFT Japan, Inc. ................................  Japan                 50
New Holland Trakmak Traktor Ve Ziraat Makineleri A.S. ......  Turkey                38
Plast-Form Sp.Zo.o..........................................  Poland                14
Polagris S.A. Pikieliszki-Litwa.............................  Lithuania             11
Sip-Mot S.A. ...............................................  Poland                22
Turk Traktor Ve Ziraat Makineleri A.S. .....................  Turkey                38

------------
* Slated for dissolution in 2002.